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                                                                    EXHIBIT 23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this form 10-K into the Company's previously filed Registration Statements File Nos. 33-76742, 333-23647 and 333-51063 on Form S-8, and 33-79556 on Form S-3.


                                                         /s/ ARTHUR ANDERSEN LLP
                                                         ARTHUR ANDERSEN LLP

Chicago, Illinois
March 29, 1999